                                                                Exhibit 10.1

                                 TENTH AMENDMENT
                                 ---------------

                  This Tenth Amendment (this "Amendment") is entered into as of this 29th day of December, 2000 among Waterlink, Inc. (the "Company"), Bank of America, N.A. (f/k/a Bank of America National Trust and Savings Association), as Agent (the "Agent"), and the financial institutions from time to time party thereto (the "Banks"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Agreement (as defined below).

                                    RECITALS
                                    --------

                  WHEREAS, the Company, the Agent and the Banks are party to that certain Amended and Restated Credit Agreement, dated as of June 27, 1997 and as amended and restated as of February 11, 2000 (as amended, supplemented, restated or otherwise modified from time to time, the "Agreement");

                  WHEREAS, the Company, the Agent and the Banks wish to enter into certain amendments to the Agreement, each as more fully set forth herein;

                  NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

                  SECTION 1.        AMENDMENTS.

                  (a) SECTION 1.01 OF THE AGREEMENT IS HEREBY AMENDED BY INSERTING THE FOLLOWING DEFINITIONS IN APPROPRIATE ALPHABETICAL ORDER:

                  "C-TREAT NOTE DEFERRAL" shall mean that the obligees under the subordinated promissory notes listed on Annex A to the Tenth Amendment have agreed to a maturity date under each such subordinated promissory note occurring on or after April 15, 2001, such agreement to be in form and substance satisfactory to the Agent.

                  "SIGNIFICANT LINES OF BUSINESS" shall mean the three lines of business described as (i) the Company's Pure Water Division, (ii) the Company's Separations and the Company's European Water and Wastewater Divisions, and (iii) the Company's Specialty Products Division.

                  "TENTH AMENDMENT" means the Tenth Amendment to this Agreement, dated as of December 29, 2000.

                  "TENTH AMENDMENT EFFECTIVENESS DATE" means the date upon which the Agent advises the Company that the Tenth Amendment has become effective.

                  (b) THE DEFINITION OF "REVOLVING TERMINATION DATE" IN SECTION
1.01 OF THE AGREEMENT IS HEREBY AMENDED BY DELETING IT IN ITS ENTIRETY AND INSERTING THE FOLLOWING IN LIEU THEREOF:

                  "REVOLVING TERMINATION DATE" means the earlier to occur of:

                            (a) October 1, 2001; and

                            (b) the date on which the Revolving Loan Commitments terminate in accordance with the provisions of this Agreement.


                  (c) THE DEFINITION OF "TERM MATURITY DATE" IN SECTION 1.01 OF THE AGREEMENT IS HEREBY AMENDED BY DELETING IT IN ITS ENTIRETY AND INSERTING THE FOLLOWING IN LIEU THEREOF:

                  "TERM MATURITY DATE" means October 1, 2001.


                  (d) CLAUSE (a)(i) OF SECTION 2.10 OF THE AGREEMENT IS HEREBY AMENDED BY DELETING IT IN ITS ENTIRETY AND REPLACING IT WITH THE FOLLOWING IN LIEU THEREOF:

                  "(a) (i) TERM LOANS. On each date set forth below, the Company shall be required to repay the principal amount (or such other amount after giving effect to any prepayments permitted or required pursuant to this Agreement) of the Term Loans as is set forth opposite such date (each, a "Scheduled Repayment"):

                           Date                      Amount
                           ----                      ------

                  February 22, 2001                  2,000,000
                  March 30, 2001                     2,000,000
                  June 29, 2001                      2,000,000
                  Term Maturity Date                37,835,816.30;

                  PROVIDED, HOWEVER, that if the Company obtains the C-Treat Note Deferral, then the Scheduled Repayment due on February 22, 2001 shall be reduced to zero and the Scheduled Repayment due on March 30, 2001 shall be increased to $4,000,000.".

                  (e) CLAUSE (c) OF SECTION 2.12 OF THE AGREEMENT IS HEREBY AMENDED BY DELETING IT IN ITS ENTIRETY AND REPLACING IT WITH THE FOLLOWING IN LIEU THEREOF:

                            (c) PREPAYMENT FEE. The Company shall pay to the Agent, for distribution to each Bank based on its Pro Rata Share of the Term Loans, a prepayment fee ("Prepayment Fee") in an aggregate amount equal to 1.40% of the amount of any prepayment of Term Loans pursuant to SECTION 2.08 or 2.09. Such Prepayment Fee shall be due and payable upon the date of any such prepayment of Term Loans.".

                  (f) SECTION 8.05 OF THE AGREEMENT IS HEREBY AMENDED BY REPLACING THE PERIOD AT THE END OF SUBCLAUSE (K) WITH A SEMICOLON FOLLOWED BY THE WORD "AND", AND ADDING THE FOLLOWING SUBCLAUSE (L) THERETO:

                  "(l) Subordinated Indebtedness to be incurred after the Tenth Amendment Effectiveness Date in an amount not to exceed $1,000,000 in gross cash proceeds on terms and conditions and in form and substance satisfactory to the Agent."

                  (g) SECTION 9.01 OF THE AGREEMENT IS HEREBY AMENDED BY REPLACING THE PERIOD AT THE END OF SUBCLAUSE (O) WITH A SEMICOLON FOLLOWED BY THE WORD "OR", AND ADDING THE FOLLOWING SUBCLAUSES (P) AND (Q) THERETO:

                  "(p) ASSET OR STOCK DISPOSITION. The Company shall not (i) have entered into a purchase agreement for either (A) the sale of stock of at least one of the Significant Lines of Business on or prior to January 19, 2001 or (B) the sale of all or substantially all of the assets of at least one of the Significant Lines of Business on or prior to January 25, 2001, or (ii) have entered into a purchase agreement for the sale of at least two of the Significant Lines of Business on or prior to January 31, 2001, or (iii) have delivered to its shareholders a request for approval on or prior to March 1, 2001, if required by applicable law in connection with the sale of any Significant Lines of Business as referred to in (i) and (ii) above (the Banks acknowledge and agree that notwithstanding the requirements of SECTION 8.02 of the Agreement, the Company is permitted to enter into such agreements identified in clauses (i), (ii) and (iii) of this paragraph and such action shall not be a default or Event of Default under this Section 9.01); or

                  (q) SUBORDINATED INDEBTEDNESS The Company shall not have received $1,000,000 in gross cash proceeds from Subordinated Indebtedness after the Tenth Amendment Effectiveness Date and before February 22, 2001 on terms and conditions and in form and substance satisfactory to the Agent."

                  SECTION 2. WAIVER. Notwithstanding the requirements of SECTIONS 8.15, 8.17, 8.18 and 8.19 of the Agreement, the Banks hereby (i) waive compliance by the Company with the requirements of said SECTION 8.19, for each period ending on or prior to November 30, 2000, and (ii) waive compliance by the Company with the requirements of said SECTIONS 8.15, 8.17 and 8.18 of the Agreement for each period ending on or prior to February 22, 2001; PROVIDED, HOWEVER, that such waiver contained in this Section 2(ii) shall be applicable to the periods ending prior to March 31, 2001, in the event that the Company obtains the C-Treat Note Deferral; PROVIDED, FURTHER, that such waivers contained in this Section 2 shall be immediately withdrawn on the date upon which EBIT of the Company, as reported in the monthly financial information package delivered to the Banks no later than the 30th day of each calendar month pursuant to SECTION 7.01(C) of the Agreement relating to the immediately preceding calendar month, is less than:

               (i) $500,000 for the period from October 1, 2000 to and including December 31, 2000;

               (ii) $750,000 for the period from October 1, 2000 to and including January 31, 2001;

               (iii) $1,518,000 for the period from October 1, 2000 to and including February 28, 2001; and

               (iv) $2,949,000 for the period from October 1, 2000 to and including March 31, 2001;

         and; PROVIDED, FURTHER, that any amendment to this Section 2 shall require the consent of each Bank.

                  SECTION 3.        REFERENCE TO AND EFFECT UPON THE AGREEMENT.

                  (a) Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                  (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Bank under the Agreement, nor constitute a waiver of any provision of the Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Agreement as amended hereby.

                  SECTION 4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                  SECTION 5. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                  SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts (including by facsimile transmission), each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                  SECTION 7. EFFECTIVENESS. This Amendment shall become effective as of the date first written above upon the delivery to the Agent of executed signature pages (including by facsimile transmission) to this Amendment signed by the Company and the Banks.

                            [signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment by its duly authorized officer as of the date first written above.

                              WATERLINK, INC.


                              By: /s/ Mark E. Brody
                                  --------------------------------------------

                              Title: Chief Financial Officer
                                     -----------------------------------------


                              BANK OF AMERICA, N.A., as Agent


                              By: /s/ Kristine D. Hyde
                                  --------------------------------------------

                              Title: Vice President
                                     -----------------------------------------


                              BANK OF AMERICA, N.A., Individually as a Bank


                              By: /s/ Jennifer L. Gerdes
                                  --------------------------------------------

                              Title: Vice President
                                     -----------------------------------------


                              COMERICA BANK


                              By: /s/ Preeti Sarnaik
                                  --------------------------------------------

                              Title: Assistant Vice President
                                     -----------------------------------------


                              FIFTH THIRD BANK, CENTRAL OHIO


                              By: /s/ Stephen S. Brooks
                                  --------------------------------------------

                              Title: Vice President
                                     -----------------------------------------

                             [TO TENTH AMENDMENT]

                              HARRIS TRUST AND SAVINGS BANK


                              By: /s/ Michael J. Johnson
                                  --------------------------------------------

                              Title: Vice President
                                     -----------------------------------------


                              PNC BANK, NATIONAL ASSOCIATION


                              By: /s/ Robert G. Radermacher
                                  --------------------------------------------

                              Title: Senior Vice President
                                     -----------------------------------------


                              UNION BANK OF CALIFORNIA, N.A.


                              By: /s/ Christiana Creekpaum
                                  --------------------------------------------

                              Title:  Vice President
                                      ----------------------------------------



                                     S-2

                             [TO TENTH AMENDMENT]